Transamerica JPMorgan Enhanced Index VP
Summary Prospectus May 1, 2023

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2023, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2022, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.59%	0.59%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 33% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The sub-adviser will normally keep the portfolio as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500® Index. The sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index.
Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.
As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may use index futures to equitize cash.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	21.86%
Worst Quarter:	3/31/2020	-19.58%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-18.35%	9.47%	12.36%	5/2/1997
Service Class	-18.55%	9.20%	12.08%	5/1/2003
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since May 2013
Raffaele Zingone, CFA	Portfolio Manager	since March 1997
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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